THIS WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER SUCH ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT.

*****************************************

ZAP POWER SYSTEMS

COMMON STOCK PURCHASE WARRANT

*****************************************

This certifies that, for good and valuable consideration, ZAP Power Systems, a California corporation (the "Company"), grants to Ridgewood ZAP, LLC, a Delaware limited liability company (the "Warrantholder"), the right to subscribe for and purchase from the Company the number of fully paid and nonassessable shares (the "Warrant Shares") of the Company's Common Stock, no par value (the "Common Stock") specified herein, at the purchase price per share Exercise Price determined as set forth herein, exercisable, subject to the restrictions set forth herein, during the Exercise Period (as such term is defined in Section 1.4 hereof), all subject to the terms, conditions and adjustments herein set forth. Capitalized terms used herein shall have the meanings assigned to them in
Section 8 hereof.

1.     Exercise of Warrant.

1.1     Duration and Exercise of Warrant.

(a) Cash Exercise. This Warrant may be exercised by the Warrantholder at any time during the Exercise Period by (i) the surrender of this Warrant to the Company, with a duly executed Exercise Form (attached hereto as Exhibit A) specifying the number of Warrant Shares to be purchased, during normal business hours on any Business Day during the Exercise Period and (ii) the delivery of payment to the Company, for the account of the Company, by wire transfer of immediately available funds to a bank account specified by the Company or by certified or bank cashier's check, of the Exercise Price for the number of Warrant Shares specified in the Exercise Form in lawful money of the United States of America.


The Company agrees that Warrant Shares shall be deemed to be issued to the Warrantholder as the record holder of such Warrant Shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for the Warrant Shares as aforesaid. As promptly as practicable on or after such date and in any event within ten (10) days thereafter, the Company at its expense shall issue and deliver to the Warrantholder a stock certificate or certificates for the Warrant Shares specified in the Exercise Form. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of the stock certificate or certificates, deliver to the Warrantholder a new Warrant evidencing the rights to purchase the remaining Warrant Shares, which new Warrant shall in all other respects be identical with this Warrant. No adjustments shall be made on Warrant Shares issuable on the exercise of this Warrant for any cash dividends paid or payable to holders of record of Common Stock prior to the date as of which the Warrantholder shall be deemed to be the record holder of such Warrant Shares.

1.2 Number of Warrant Shares. This Warrant shall entitle the Warrantholder to purchase that number of Warrant Shares as is determined according to the following formula, as such number shall be adjusted from time to time pursuant to Section 6 hereof:

X= $2,000,000 divided by the Exercise Price (as defined below) Where X = the number of shares of Common Stock which may be purchased.

1.3 Exercise Price. The price at which this Warrant may be exercised shall be an amount equal to eighty-five percent (85%) of the average daily closing price of the Common Stock for the twenty (20) days prior to the date of exercise (or, for purposes of Section 6 hereof, twenty (20) days prior to the relevant measurement date) (provided that, for purposes of this calculation, the average closing price shall be no higher than $4.50 per share and no lower than $3.50 per share), as such exercise price shall be adjusted from time to time pursuant to
Section 6 hereof (the "Exercise Price").

1.4     Term of Warrant and Exercisability.

(a) Term of Warrant. Subject to the terms and conditions set forth herein, this Warrant shall be exercisable, in whole or in part, during the term commencing on the date hereof and ending at 5 p.m., Pacific Standard Time on December 29, 1999 and shall be void thereafter (the "Exercise Period").

(b) Exercisability. This Warrant shall be exercisable in whole or in part during the Exercise Period.

1.5 Payment of Taxes. The issuance of certificates for Warrant Shares shall be made without charge to the Warrantholder for any stock transfer or other issuance tax in respect thereto; provided, however, that the Warrantholder shall be required to pay any and all taxes which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the then Warrantholder as reflected upon the books of the Company.

1.6 Information. Upon receipt of a written request from a Warrantholder, the Company agrees to deliver promptly to such Warrantholder a copy of its currently available financial statements and to provide such other information concerning the Company as such Warrantholder may reasonably request in order to assist the Warrantholder in evaluating the merits and risks of exercising the Warrant and to make an informed investment decision in connection with such exercise.

2.     Restrictions on Transfer; Restrictive Legends.

2.1 Restrictions on Transfer; Compliance with Securities Laws. This Warrant and the Warrant Shares issued upon the exercise of the Warrant may not be transferred or assigned in whole or in part without compliance with all applicable federal and state securities laws by the transferor and transferee (including the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, if such are requested by the Company). The Warrantholder, by acceptance hereof, acknowledges that this Warrant and the Warrant Shares to be issued upon exercise hereof are being acquired solely for the Warrantholder's own account and not as a nominee for any other party, and for investment, and that the Warrantholder will not offer, sell or otherwise dispose of any Warrant Shares to be issued upon exercise hereof except under circumstances that will not result in a violation of the Securities Act or any state securities laws. Upon exercise of this Warrant, the Warrantholder shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the Warrant Shares so purchased are being acquired solely for the Warrantholder's own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale.

2.2 Restrictive Legends. This Warrant shall (and each Warrant issued upon transfer in whole or in part of this Warrant pursuant to this Section 2 or issued in substitution for this Warrant pursuant to Section 4 shall) be stamped or otherwise imprinted with a legend in substantially the following form:

"THIS WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER SUCH ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT."

Except as otherwise permitted by this Section 2, each stock certificate for Warrant Shares issued upon the exercise of any Warrant and each stock certificate issued upon the direct or indirect transfer of any such Warrant Shares shall be stamped or otherwise imprinted with a legend in substantially the following form:

"THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER SUCH ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT." Notwithstanding the foregoing, the Warrantholder may require the Company to issue a stock certificate for Warrant Shares without a legend if (i) such Warrant Shares, as the case may be, have been registered for resale under the Securities Act or sold pursuant to Rule 144 under the Securities Act (or a successor rule thereto) or (ii) the Warrantholder has received an opinion of counsel reasonably satisfactory to the Company that such registration is not required with respect to such Warrant Shares.

3.     Reservation and Registration of Shares, Etc.

The Company covenants and agrees that all Warrant Shares which are issuable upon the exercise of this Warrant will, upon issuance, be validly issued, fully paid and nonassessable and free from all taxes, liens, security interests, charges and other encumbrances with respect to the issue thereof, other than taxes in respect of any transfer occurring contemporaneously with such issue. The Company further covenants and agrees that, during the Exercise Period, the Company will at all times have authorized and reserved, and keep available free from preemptive rights, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant and will, at its expense, upon each such reservation of shares, procure such listing of such shares of Common Stock (subject to issuance or notice of issuance) as then may be required on all stock exchanges on which the Common Stock is then listed or on Nasdaq. The Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the exercise of this Warrant.

4.     Exchange, Loss or Destruction of Warrant.

Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, of such bond or indemnification as the Company may require, and, in the case of such mutilation, upon surrender and cancellation of this Warrant, the Company will execute and deliver a new Warrant of like tenor and amount. The term "Warrant" as used in this Agreement shall be deemed to include any Warrants issued in substitution or exchange for this Warrant.

5.     Ownership of Warrant.

The Company may deem and treat the person in whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary.

6. Certain Adjustments. The Exercise Price and the number of shares purchasable hereunder are subject to adjustment from time to time as follows:

6.1 Merger, Sale of Assets, etc. If at any time while this Warrant, or any portion thereof, is outstanding and unexpired there shall be (a) a reorganization (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), (b) a merger or consolidation of the Company with or into another corporation in which the Company is not the surviving entity, or a reverse triangular merger in which the Company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (c) a sale or transfer of the Company's properties and assets as, or substantially as, an entirety to any other person, then, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 6. The foregoing provisions of this Section 6.1 shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. If the per-share consideration payable to the holder hereof for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company's Board of Directors. In all events, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

6.2 Reclassification, etc. If the Company, at any time while this Warrant, or any portion thereof, remains outstanding and unexpired by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this
Section 6.

6.3 Split, Subdivision or Combination of Shares. If the Company at any time while this Warrant, or any portion thereof, remains outstanding and unexpired shall split, subdivide or combine the securities as to which purchase rights under this Warrant exist, into a different number of securities of the same class, then (a) in the case of a split or subdivision, the Exercise Price for such securities shall be proportionately decreased and the securities issuable upon exercise of this Warrant shall be proportionately increased, and (b) in the case of a combination, the Exercise Price for such securities shall be proportionately increased and the securities issuable upon exercise of this Warrant shall be proportionately decreased.

6.4 Adjustments for Dividends in Stock or Other Securities or Property. If while this Warrant, or any portion hereof, remains outstanding and unexpired the holders of the securities as to which purchase rights under this Warrant exist at the time shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property (other than cash) of the Company by way of dividend, then and in each case, this Warrant shall represent the right to acquire, in addition to the number of shares of the security receivable upon exercise of this Warrant, and without payment of any additional consideration therefor, the amount of such other or additional stock or other securities or property (other than cash) of the Company that such holder would hold on the date of such exercise had it been the holder of record of the security receivable upon exercise of this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during such period, giving effect to all adjustments called for during such period by the provisions of this
Section 6.

6.5 Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment pursuant to this Section 6, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each Holder of this Warrant a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request, at any time, of any such Holder, furnish or cause to be furnished to such Holder a like certificate setting forth: (a) such adjustments and readjustments; (b) the Exercise Price at the time in effect; and (c) the number of shares and the amount, if any, of other property that at the time would be received upon the exercise of the Warrant.

6.6 No Impairment. The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 6 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holders of this Warrant against impairment.

6.7 Fractional Shares. No fractional shares of Common Stock or scrip shall be issued to any Warrantholder in connection with the exercise of this Warrant. Instead of any fractional shares of Common Stock that would otherwise be issuable to such Warrantholder, the Company will pay to such Warrantholder a cash adjustment in respect of such fractional interest in an amount equal to that fractional interest of the fair market value of one share of Common Stock as of the date of exercise. 6.8 Carryover. Notwithstanding any other provision of this Section 6, no adjustment shall be made to the number of shares of Common Stock to be delivered to the Warrantholder (or to the Exercise Price) if such adjustment represents less than 1% of the number of shares to be so delivered, but any lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which together with any adjustments so carried forward shall amount to 1% or more of the number of shares to be so delivered.

7.     Notices of Corporate Action.

In the event of:

(a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

(b)  any  capital   reorganization  of  the  Company,  any  reclassification  or recapitalization of the capital stock of the Company or any Change of Control, or

(c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company, or

(d) any redemption or conversion of any outstanding Preferred Stock or Common Stock, or

(e)     the filing of the Company's first registration statement with the SEC,

the Company will mail to the Warrantholder a notice specifying (i) the date or expected date on which any such record is to be taken for the purpose of such dividend, distribution or right and the amount and character of any such dividend, distribution or right, (ii) the date or expected date on which any such reorganization, reclassification, recapitalization, Change of Control, dissolution, liquidation or winding-up is to take place and the time, if any such time is to be fixed, as of which the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for the securities or other property deliverable upon such reorganization, reclassification, recapitalization, Change of Control, dissolution, liquidation or winding-up and (iii) that in the event of a Change of Control, the Warrants are exercisable immediately prior to the consummation of such Change of Control. Such notice shall be mailed at least 20 days prior to the date therein specified, in the case of any date referred to in the foregoing subdivision (i), and at least 20 days prior to the date therein specified, in the case of the date referred to in the foregoing subdivision (ii).

8.     Definitions.

As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

Business Day: any day other than a Saturday, Sunday or a day on which national banks are authorized by law to close in the City of San Francisco, State of California.

Change of Control: shall mean (i) the consolidation of the Company with or merger of the Company with or into any other person in which the Company is not the surviving corporation, (ii) the sale of all or substantially all of the assets of the Company to any other person or (iii) any sale or transfer of any capital stock of the Company after the date of this Warrant, following which 50% of the combined voting power of the Company becomes beneficially owned by one person or group (other than the Warrantholder) acting together. For purposes of this definition of Change of Control, "group" shall have the meaning as such term is used in Section 13(d)(1) under the Exchange Act.

Common Stock:  the meaning specified on the cover of this Warrant.

Company:  ZAP Power Systems, a California corporation.

Exchange Act: the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Exchange Act of 1934, as amended, shall include a reference to a comparable section, if any, of any successor federal statute.

Exercise Form:  an Exercise Form in the form annexed hereto as Exhibit A.

Exercise Period:  the meaning specified in Section 1.4(a).

Exercise Price: the meaning specified on the cover of this Warrant, as such price may be adjusted pursuant to Section 1 or Section 6 hereof.

Nasdaq: the Nasdaq National Market or the Nasdaq SmallCap Market.

Preferred Stock: shall mean any and all series of Preferred Stock of the Company, whether currently existing or created in the future.

SEC: the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act or the Exchange Act, whichever is the relevant statute for the particular purpose.

Securities Act: the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Act of 1933, as amended, shall include a reference to the comparable section, if any, of any successor federal statute.

Trading Day: any day other than a day on which securities are not traded, listed or reported on the principal securities exchange or securities market on which the Common Stock is traded, listed or reported.

Warrantholder:  the meaning specified on the cover of this Warrant.

Warrant Shares: the meaning specified on the cover of this Warrant, subject to the provisions of Section 1 or Section 6 hereof.

9.     Miscellaneous.

9.1 Entire Agreement. This Warrant constitutes the entire agreement between the Company and the Warrantholder with respect to this Warrant.

9.2 Binding Effects; Benefits. This Warrant shall inure to the benefit of and shall be binding upon the Company and the Warrantholder and their respective successors. Nothing in this Warrant, expressed or implied, is intended to or shall confer on any person other than the Company and the Warrantholder, or their respective successors, any rights, remedies, obligations or liabilities under or by reason of this Warrant.

9.3 Amendments and Waivers. This Warrant may not be modified or amended except by an instrument or instruments in writing signed by the Company and the Warrantholder. Either the Company or the Warrantholder may, by an instrument in writing, waive compliance by the other party with any term or provision of this Warrant on the part of such other party hereto to be performed or complied with. The waiver by any such party of a breach of any term or provision of this Warrant shall not be construed as a waiver of any subsequent breach.

9.4 Section and Other Headings. The section and other headings contained in this Warrant are for reference purposes only and shall not be deemed to be a part of this Warrant or to affect the meaning or interpretation of this Warrant.

9.5 Further Assurances. Each of the Company and the Warrantholder shall do and perform all such further acts and things and execute and deliver all such other certificates, instruments and documents as the Company or the Warrantholder may, at any time and from time to time, reasonably request in connection with the performance of any of the provisions of this Agreement.

9.6 Notices. All notices and other communications required or permitted to be given under this Warrant shall be in writing and shall be deemed to have been duly given if delivered personally or sent by United States mail, postage prepaid, or by facsimile (with electronic confirmation of successful transmission) to the parties hereto at the following addresses or to such other address as any party hereto shall hereafter specify by notice to the other party hereto:

(a)     if to the Company, addressed to:

ZAP Power Systems
117 Morris Street
Sebastopol, CA  95472
Attention:  Managing Director
Telecopier:  (707) 824-4159

(b)     if to the Warrantholder, addressed to:

Ridgewood ZAP, LLC
c/o Ridgewood Capital Corporation
947 Linwood Avenue
Ridgewood, NJ  07450
Attention:  President
Telecopier:  (201) 447-0474

Except as otherwise provided herein, all such notices and communications shall be deemed to have been received on the date of delivery thereof, if delivered personally, or on the third Business Day after the mailing thereof.

9.7 Separability. Any term or provision of this Warrant which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the terms and provisions of this Warrant or affecting the validity or enforceability of any of the terms or provisions of this Warrant in any other jurisdiction.

9.8 Governing Law. This Warrant shall be deemed to be a contract made under the laws of the State of California (irrespective of its choice of law principles).

9.9 No Rights or Liabilities as Stockholder. Nothing contained in this Warrant shall be determined as conferring upon the Warrantholder any rights as a stockholder of the Company or as imposing any liabilities on the Warrantholder to purchase any securities whether such liabilities are asserted by the Company or by creditors or stockholders of the Company or otherwise.



IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.

Dated:  March 29, 1999.

ZAP POWER SYSTEMS


By:__________________________
Gary Starr
Managing Director





     Exhibit A

THIS WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER SUCH ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT.

EXERCISE FORM

(To be executed upon exercise of this Warrant)

The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant, to purchase Warrant Shares:

___ herewith tenders payment for _______ of the Warrant Shares to the order of ZAP Power Systems in the amount of $_________ in accordance with the terms of this Warrant.

The undersigned requests that a certificate (or certificates) for such Warrant Shares be registered in the name of the undersigned and that such certificate (or certificates) be delivered to the undersigned's address below.

In exercising this Warrant, the undersigned hereby confirms and acknowledges that the Warrant Shares are being acquired solely for the account of the undersigned and not as a nominee for any other party, or for investment, and that the undersigned will not offer, sell or otherwise dispose of any such Warrant Shares except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

Dated:  ___________________.
RIDGEWOOD ZAP, LLC

By:_____________________
Name:___________________
Title:____________________

If said number of shares shall not be all the shares purchasable under the within Warrant, a new Warrant is to be issued in the name of said undersigned for the balance remaining of the shares purchasable thereunder.


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